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                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                                                                       EXHIBIT 2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into PG&E Corporation's previously filed Registration Statement File Nos. 333-69437.

ARTHUR ANDERSEN LLP

San Francisco, California
December 21, 1998